Exhibit A

                           JOINT ACQUISITION STATEMENT
                          PURSUANT TO RULE 13d-1(k) (1)

          The undersigned  acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated:    November 13, 1998

                                           RAS SECURITIES CORP.


                                           By: /s/
                                              ----------------------------------
                                              Gerald Heilpern,
                                              Vice President


                                           WESTERN UNION LEASING LTD.


                                           By: /s/ Attorney-in-fact
                                              ----------------------------------
                                              Christopher Martin,
                                              Managing Director


                                           FAB CAPITAL CORPORATION


                                           By: /s/
                                              ----------------------------------
                                              Phillip Cook, President

                                           MBO MUSIC VERLAG GmbH


                                           By: /s/
                                              ----------------------------------
                                              Michael Berresheim, President


                                          By: /s/
                                              ----------------------------------
                                              Christoph Martin

                                          By: /s/
                                              ----------------------------------
                                              Michael Berresheim